SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 20 – SUBSEQUENT EVENTS
Refinance of New Zealand 2021 Senior Facilities Agreement:
In February 2020, 2degrees
entered into
a
new
loan facility
with aggregate commitments of
$285 million NZD ($191.9 million based on the exchange rate at December 31, 2019). The new facility refinanced
the $250 million NZD New Zealand 2021 Senior Facilities Agreement and provides additional borrowing capacity for further investments in our New Zealand business. The new facility has a three-year
term and financial covenants that are materially consistent with the New Zealand 2021 Senior Facilities Agreement. Distributions
from 2degrees to its shareholders, including Trilogy LLC,

will c
ontinue to be subject to free cash flow tests calculated at half year and full year. The new facility also provides for an uncommitted $35 million NZD accordion facility which, after commitments are obtained, can be utilized in the future to fund capital expenditures.
The Company will evaluate the agreement in accordance with applicable accounting guidance for evaluating modifications, extinguishments and new issuances of debt during the first quarter of 2020, when the refinance was executed.

NuevaTel Dividend Distribution:
In January 2020, the Board of Directors of NuevaTel approved an aggregate dividend of $18.0 million for distribution to NuevaTel shareholders. NuevaTel paid those dividends, net of withholding taxes, to its shareholders in accordance with their respective ownership interest percentages.
NuevaTel Debt Repayment and New Bank Loan:
In February 2020, NuevaTel repaid the Bolivian 2021 Syndicated Loan which had an outstanding balance of
 $10.0

million as of December 31, 2019. The Bolivian 2021 Syndicated Loan was repaid primarily with the proceeds from a loan of
$8.3
million (the “Bolivian 2021 Bank Loan”) which was entered into with Banco Nacional de Bolivia S.A. in February 2020. The Bolivian 2021 Bank Loan is required to be repaid in full in July 2021. Interest on the Bolivian 2021 Bank Loan accrues at a fixed rate of
7.0%
and is payable on a biannual basis. The new loan agreement contains no financial covenants. Three switches are pledged as collateral to secure the Bolivian 2021 Bank Loan.
Coronavirus Pandemic:
In December 2019, a novel strain of coronavirus (SARS-CoV-2), which causes COVID-19, was reported to have surfaced. The spread of this virus has impacted the activities and performance of certain businesses beginning in January 2020 with varying level of effect depending on the nature and geography of business activities. In March 2020, the World Health Organization declared the outbreak of COVID-19 to be a pandemic, and certain global economies began to experience pronounced effects. Although this pandemic is likely to affect business activities for 2degrees and NuevaTel over the course of 2020, the impact is in the early stages. The duration and level of effect on supply chain for handset and network equipment, influence on telecommunications customer behaviors, and overall impact on global economies is not currently knowable. Therefore, although related financial impacts on our business have not been material to-date, future effects cannot be reasonably estimated at this time.